EXHIBIT 10.20












                            THE ALLSTATE CORPORATION
                        EMPLOYEES REPLACEMENT STOCK PLAN



                  As Amended and Restated on November 12, 1996




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                                TABLE OF CONTENTS
                                -----------------
                                                                           PAGE
                                                                           ----

1.       Purpose............................................................1

2.       Definitions........................................................1

3.       Scope of the Plan..................................................5
         (a)      Number of Shares Available Under Plan.....................5
         (b)      Expired or Terminated Awards not Available................6
         (c)      Treasury Stock............................................6

4.       Administration.....................................................6
         (a)      Committee Administration..................................6
         (b)      Board Reservation and Delegation..........................6
         (c)      Committee Authority.......................................6
         (d)      Committee Determinations Final............................7

5.       Eligibility........................................................7

6.       Awards.............................................................8
         (a)      In General................................................8
         (b)      Options and Reload Options................................8
         (c)      Stock Appreciation Rights.................................10
         (d)      Restricted Stock..........................................10

7.       Non-transferability................................................12

8.       Exercise...........................................................12
         (a)      Exercise of Replacement Options...........................12
         (b)      Exercise of Replacement Stock Appreciation Rights.........13
         (c)      Special Rules for Section 16 Grantees.....................13

9.       Notification under Section 83(b)...................................13

10.      Withholding Taxes..................................................13
         (a)      Mandatory Withholding.....................................13
         (b)      Elective Share Withholding................................14

11.      Termination of Employment..........................................15
         (a)      Restricted Stock..........................................15
         (b)      Other Awards..............................................15

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                                TABLE OF CONTENTS
                                -----------------
                                   (CONTINUED)
                                                                           PAGE
                                                                           ----

12.      Securities Law Matters.............................................15

13.      No Funding Required................................................16

14.      No Employment Rights...............................................16

15.      Rights as a Stockholder............................................16

16.      Nature of Payments.................................................16

17.      Non-Uniform Determinations.........................................16

18.      Adjustments........................................................17

19.      Amendment of the Plan..............................................17

20.      Termination of the Plan............................................17

21.      No Illegal Transactions............................................17

22.      Controlling Law....................................................17

23.      Severability.......................................................18


                                      -ii-


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         The Plan. The Allstate  Corporation  ("Company") hereby establishes The
         --------
Allstate Corporation Employees Replacement Stock Plan (as set forth herein and from time to time amended, the "Plan"), subject to approval by the Company's stockholders at the 1995 Annual Meeting of Stockholders and subject to the occurrence of the Distribution, as defined hereinafter, to be effective on the Distribution Date, as defined hereinafter ("Effective Date").

         1.    Purpose.  The purpose of the Plan is to provide  continuation  of
               -------
benefits and opportunities provided to former participants in any of the Sears Plans, which benefits and opportunities were lost, terminated, forfeited, cancelled (with or without consent of the grantee) or reduced as a result of the Distribution, by providing for the grant of substitute Awards hereunder.

         2.    Definitions.
               -----------

         As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         (a) "Allstate Group Grantee" means any individual who is employed on the Distribution Date or who, immediately prior to his most recent Termination of Employment prior to the Distribution Date, was employed by The Allstate Corporation or any Allstate Affiliate, as defined in the Separation Agreement, except The PMI Group, Inc. ("PMI") or any of PMI's subsidiaries.

         (b) "Award" means an option, share of restricted Stock, or stock appreciation right granted under the Plan.

         (c) "Award Agreement" means the w ritten agreement by which an Award is evidenced.

         (d) "Board" means the Board of Directors of the Company.

         (e) "Change of Control" means any of the following occurring more than five business days after the Distribution:

              (i) the acquisition by any person or group of beneficial ownership of any of the Stock or the Voting Power of the Company, which acquisition results in such person or group having beneficial ownership of 20% or more of either the then-outstanding Stock or Voting Power of the Company, except that (A) no such person or group shall be deemed to own beneficially (1) any securities acquired directly from the Company pursuant to a written agreement with the Company, (2) any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, or (3) any securities acquired directly from any Grantee, except securities acquired in transactions effected through the facilities of a registered

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         national  securities  exchange or any automated quotation system of the
         National Association of Securities Dealers, Inc., and (B) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares of such corporation and the Voting Power of such corporation are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock and Voting Power of the Company
         immediately   before  such  acquisition  in   substantially   the  same
         proportion as their ownership, immediately before such acquisition, of the then-outstanding Stock or the Voting Power of the Company, as the case may be;

              (ii) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934
         Act); or

              (iii) approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the Stock and Voting Power of the Company immediately before such merger,
         reorganization   or   consolidation   do  not,   after   such   merger,
         reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that for the purposes of this clause (iii), the votes of all Section 16 Grantees shall be disregarded in determining whether stockholder approval has been obtained.

For purposes of this definition, "person" means such term as used in SEC Rule 13d-5(b) under the 1934 Act, "beneficial owner" means such term as defined in SEC Rule 13d-3 under the 1934 Act, and "group" means such term as defined in
Section 13(d) of the 1934 Act.

         Notwithstanding the foregoing, (a) a Change of Control shall be deemed not to have occurred with respect to any Section 16 Grantee if such Section 16 Grantee is, by agreement (written or otherwise), a participant on such Section 16 Grantee's own behalf in a transaction which causes the Change of Control to occur; and (b) the Distribution shall not be deemed to be a Change in Control.


                                      -2-


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         (f) "Change of Control  Value"  means the Fair Market Value of a share of Stock on the date of receipt of notice of exercise of a limited stock appreciation right issued to replace a limited stock appreciation right granted under a Sears Plan.

         (g) "Committee" means the committee of the Board appointed pursuant to
Article 4.

         (h) "Company" means The Allstate Corporation, a Delaware corporation.

         (i) "Distribution" means the distribution by Sears to holders of Sears common shares of all of the shares of Stock owned by it.

         (j) "Distribution Date" means the date to be determined by the board of directors of Sears, as of which the Distribution shall be effected.

         (k) "Effective Date" means the date described in the first paragraph of the Plan.

         (l) "Fair Market Value" of any security of the Company or any other issuer (other than Fair Market Value of Stock as of the Distribution Date and Fair Market Value of a Sears common share as of the Distribution Date) means, as of any applicable date:

              (i) if the security is listed for trading on the New York Stock Exchange, the mean between the high and low prices of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

              (ii) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market ("NASDAQ/NM"), the closing price, regular way, of the security on such exchange or NASDAQ/NM, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

              (iii) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NM, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

              (iv) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NM or NASDAQ, the fair market value of the security as determined in good faith by the Committee.


                                      -3-


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Notwithstanding  paragraphs  (i) through (iv) above,  "Fair  Market  Value" of a
Sears common share as of the Distribution Date shall be the sum of the average of the high and low per share prices, regular way, of such share as reported on the New York Stock Exchange Composite Tape on each of the five business days beginning on and including the tenth business day preceding the record date associated with the Distribution ("Record Date"), on which there was a reported sale of such stock, divided by five (or, if less, the number of such days on which there was such a reported sale); and "Fair Market Value" of Stock as of the Distribution Date shall be the sum of the average of the high and low per share prices, regular way, of the Stock as reported on the New York Stock Exchange Composite Tape on each of the five business days beginning on and including the tenth business day preceding the Record Date, on which there was a reported sale of such stock divided by five (or, if less, the number of such days on which there was such a reported sale).

         (m) "Grant Date" means, except as provided in Article 6, the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

         (n)  "Grantee" means an individual who has been granted an Award.

         (o) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Internal Revenue Code shall include references to successor provisions.

         (p) "Minimum Consideration" means the $.01 par value per share of the Stock or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

         (q)  "1934 Act" means the Securities Exchange Act of 1934, as amended.

         (r) "Option Price" means the per share purchase price of Stock subject to an option.

         (s)  "Plan" has the meaning set forth in the introductory paragraph.

         (t)  "Reload Option" has the meaning set forth in Article 6(b)(ii).

         (u) "Retirement" means a Termination of Employment occurring on or after an individual attains age 65, or a Termination of Employment after an individual attains age 55 approved by Allstate Insurance Company as an early retirement, provided that in the case of a Section 16 Grantee, such early retirement must be approved by the Committee.

         (v)  "Sears" means Sears, Roebuck and Co., a New York corporation.

         (w)  "Sears Option" means an option granted under a Sears Plan.


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         (x)  "Sears Plans" means the following plans of Sears: the 1994
Employees Stock Plan, the 1990 Employees Stock Plan, the 1986 Employees Stock Plan, the 1982 Employees Stock Plan, the 1978 Employees Stock Plan and the 1979 Incentive Compensation Plan.

         (y) "Sears Restricted Stock" means restricted shares granted under a Sears Plan.

         (z)  "Sears  SAR" means  a  stock  appreciation   right,  limited stock
appreciation right or tax benefit right granted under a Sears Plan.

         (aa) "SEC" means the Securities and Exchange Commission.

         (bb) "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

         (cc) "Separation Agreement" means the separation agreement between Sears and the Company dated as of January ___, 1995.

         (dd) "Stock" means common stock of the Company, par value $.01 per share.

         (ee) "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code, with the Company being treated as the employer corporation for purposes of this definition.

         (ff) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         (gg) "Termination of Employment" occurs as of the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer, directly or indirectly, owns voting securities possessing at least 50% of the aggregate Voting Power of such Subsidiary.

         (hh) "Voting Power" of a corporation or other entity means the combined voting power of the then-outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors.

         3.    Scope of the Plan.
               -----------------

          (a)  Number of Shares  Available  Under Plan.  An aggregate  number of
               ---------------------------------------
shares of Stock is hereby made available and is reserved for delivery on account of the exercise of Awards and payment of benefits in connection with Awards equal to the number of shares of Stock determined pursuant to the formulas set forth in Article 6 to be required to replace awards


                                      -5-


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under the Sears Plans;  provided that in no event shall the aggregate number of such shares of Stock exceed 4,500,000 shares of Stock. Subject to the foregoing limits, shares of uthorized but unissued Stock or shares of Stock held as treasury shares by the Company may be used for or in connection with Awards.

          (b)  Expired or Terminated Awards not Available.  If and to the extent
               ------------------------------------------
an Award shall expire or terminate for any reason without having been exercised in full, or shall be forfeited, regardless of whether, in either case, the Grantee enjoyed any of the benefits of stock ownership, the shares of Stock (including restricted Stock) and stock appreciation rights associated with such Award shall not become available for other Awards.

          (c)  Treasury  Stock.  The Committee shall have the authority to cause
               ---------------
the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards.

         4.    Administration.
               --------------

          (a)  Committee Administration. Subject to Article 4(b), the Plan shall
               ------------------------
be administered by the Committee, which shall consist of not less than three persons who are appointed by the Board, who are directors of the Company and not employees of the Company or any of its affiliates. Membership on the Committee shall be subject to such limitations (including, if appropriate, a change in the minimum number of members of the Committee) as the Board deems appropriate to permit transactions pursuant to the Plan to be (1) exempt from potential liability under Section 16(b) of the 1934 Act, and Rule 16b-3 pursuant thereto, as in effect both before and after September 1, 1995, or such other date as the SEC shall determine, and (2) exempt from limitations on deductibility under
Section 162(m) of the Internal Revenue Code.

          (b)  Board   Reservation  and  Delegation.   The  Board  may,  in  its
               ------------------------------------
discretion, reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or such other committee, as the case may be.

          (c)  Committee Authority.  The  Committee shall  have  full and final
               -------------------
authority, in its discretion, but subject to the express provisions of the Plan, as follows:

              (i) to grant Awards on or after the Distribution Date as described in Article 6,


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



              (ii) to determine (A) when Awards may be granted, and (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

             (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

              (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

               (v) to determine the terms and provisions of the Award Agreements, which need not be identical and, with the consent (to the extent required by the Plan) of the Grantee, to modify any such Award Agreement at any time,

              (vi) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

             (vii) to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan, and

            (viii) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.

         The Committee shall have full and final authority to authorize any action or make any determination as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan, including to correct any defect, supply any omission and reconcile any inconsistency between the Plan and the awards under the Sears Plans the Plan is intended to replace.

         (d)   Committee   Determinations   Final.  The   determination  of  the
               ----------------------------------
Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

         5.    Eligibility.  Awards may be granted to any employee or former
               -----------
employee (or to the estate of a deceased employee) of the Company or any of its Subsidiaries to replace any awards granted to such employee, former employee or deceased employee under a Sears Plan which were terminated, forfeited, cancelled or reduced (with or without the consent of the Grantee) in connection with the Distribution.

         6.    Awards.
               ------

          (a)  In General.  In  accordance  with its powers under the Plan,  the
               ----------
Committee may grant replacement Awards, including options (including Reload Options), replacement stock appreciation rights (including replacement stock appreciation rights replacing limited stock appreciation rights and tax benefit rights) and replacement restricted stock in accordance with Article 6 to preserve those opportunities and benefits of Allstate Group Grantees which were terminated, forfeited, cancelled, or reduced in connection with the Distribution, provided that no Grantee shall be granted Awards under the Plan with respect to more than 675,000 shares of Stock.

          (b)  Options and Reload Options.
               --------------------------

               (i)  Grant of Replacement  Options.  Subject to Article 3(a), the
                    -----------------------------
         Committee may grant options ("Replacement Options") under the Plan to each Allstate Group Grantee who holds unexercised Sears Options (whether or not nonforfeitable) at the Distribution Date; provided that such Allstate Group Grantee's right to exercise any Sears Options has been forfeited or cancelled in connection with the Distribution. The Award Agreement with respect to such Replacement Options shall provide that the Grantee may exercise a Replacement Option at the same time as he would have been able to exercise the Sears Option it replaces, subject to Article 8(c), if applicable.

                           (A) The Option Price for a  Replacement  Option shall
               be determined by the following formula; provided that in no event shall the Option Price be less than the Minimum Consideration:

                           Option Price = A x B
                                          -----
                                            C

         Any fraction of a cent shall be rounded down to the next full cent.

                           (B) The  number  of  shares  of Stock  for  which the
               Replacement   Option  is  exercisable   shall  be  determined  in
               accordance with the following formula:

                           Number of shares = C x D
                                              -----
                                                B

         Any fractional share shall be rounded up to the next full share.

                           (C)  In the foregoing formulas,


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               "A"         is the option exercise price for a Sears Option being
                           replaced,

               "B" is the Fair Market Value of a share of Stock as of the Distribution Date,

               "C" is the Fair Market Value of a Sears common share as of the Distribution Date, and

               "D" is the number of Sears common shares for which the Sears Option being replaced is exercisable.

                           (D) Each Replacement Option shall have the same terms
               and conditions (other than the Option Price and the number of shares of Stock, but including any provision for Reload Options) as, and not give the Grantee any benefits he did not have, under the corresponding Sears Option.

               (ii)  Grant of Reload  Options.  The  Committee  may,  subject to
                     ------------------------
         Article 3, grant a Reload Option to any Grantee of a Replacement Option whose Replaced Sears Option included a reload option for Sears shares. For purposes of the Plan, a "Reload Option" shall mean an option to purchase a number of shares of Stock granted in connection with the exercise of the Grantee's Replacement Option (the "Exercised Options") upon the payment of the Option Price for such Exercised Options with shares of Stock which have a Fair Market Value equal to not less than 100% of the Option Price for such Exercised Options. The Reload Option with respect to an Exercised Option shall be for a number of shares of Stock equal to the number of shares of Stock tendered to exercise the Exercised Options plus, if so provided by the Committee, the number of shares of Stock, if any, retained by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state, or local tax withholding requirements. Reload Options shall be subject to the following terms and conditions:

                           (A) the Grant Date for each  Reload  Option  shall be
               the date of exercise of the Exercised Option to which it relates;

                           (B) the Reload  Option may be  exercised  at any time
               during the unexpired term of the Replacement Option to which it relates (subject to earlier termination thereof as provided in the Plan and in the applicable Award Agreement); and

                           (C) the terms of the Reload  Option shall be the same
               as the terms of the Exercised Option to which it relates, except that (1) the Option Price shall be the Fair Market Value of the Stock on the Grant Date of the Reload Option and (2) no Reload Option may be exercised within one year from the Grant Date thereof.

          (c)  Stock Appreciation Rights.
               -------------------------

               (i)  Grant of  Replacement  SARs.  The  Committee may grant stock
                    ---------------------------
         appreciation rights ("Replacement SARs") under the Plan to each Allstate Group Grantee who holds unexercised limited stock appreciation rights, and tax benefit rights (whether or not nonforfeitable) under the Sears Plans; provided that such Allstate Group Grantee's right to exercise any Sears SARs has been forfeited or cancelled in connection with the Distribution. Replacement SARs granted in replacement of Sears SARs identified with Sears Options shall be equal in number to, and shall be identified with the Replacement Options granted in replacement of such Sears Options. The Award Agreement with respect to such Replacement SARs shall provide that the Grantee may exercise a Replacement SAR at the same time as if the Grantee had held the Replacement SAR since the grant date of the Sears SAR it replaces, subject to the limitations of Article 8(c), if applicable.

               (ii) Benefit for Replacement  Limited Stock Appreciation  Rights.
                    -----------------------------------------------------------
         The benefit for each Replacement SAR granted in replacement of a limited stock appreciation right ("Replacement LSAR") identified with a Sears Option shall be equal to the difference between the Change of Control Value of a share of Stock on the date of exercise of such Replacement SAR and the Option Price of the related Replacement Option.

               (iii) Benefit for Replacement Tax  Benefit Rights.  The  benefit
                     -------------------------------------------
         for each Replacement SAR granted in replacement of a tax benefit right ("Replacement Tax Benefit Right") identified with a Sears Option shall be equal to the then applicable maximum statutory federal income tax rate for corporations (subject to any limitations thereon contained in the tax benefit right being replaced), multiplied by the amount of compensation, if any, realized by the Grantee for federal income tax purposes upon exercise of the related Replacement Option.

               (iv)  Terms and Conditions of Replacement SARs. Each  Replacement
                     ----------------------------------------
         SAR shall have the same terms and conditions (except as provided above in this Article 6(c)) as, and not give the Grantee greater rights than, the corresponding Sears SAR.

          (d)  Restricted Stock.
               ----------------

              (i)   Replacement Restricted Stock. The Committee may grant shares
                    ----------------------------
         of restricted Stock ("Replacement Restricted Stock") under the Plan to each Allstate Group Grantee whose Sears Restricted Stock is forfeited or cancelled in connection with the Distribution. The Award Agreement with respect to such Replacement Restricted Stock shall provide that such Replacement Restricted Stock shall become nonforfeitable at the same time that the Sears Restricted Stock it replaces would have become nonforfeitable, subject to the limitations of Article 8(c), if applicable.

                           (A) The Grantee's basis in the Replacement Restricted
               Stock (i.e. the amount of consideration, if any, that shall be deemed to have been paid by the Grantee for the Replacement Restricted Stock) shall be determined by the following formula:

                                            E x B
                                            -----
                                              C

                 The  Grantee   shall  not  be   required  to  pay  additional
               consideration for the grant of Replacement Restricted Stock, except that the Minimum Consideration shall be paid for any shares of restricted Stock that are not treasury shares.

                           (B) The number of shares of Replacement Restricted
               Stock to be granted shall be determined by the following formula:

                                            Number of shares = F x C
                                                               -----
                                                                 B

               Any fractional share shall be rounded up to the next full share.

                           (C) In the foregoing formulas,

                               "B" is the Fair Market Value of a share of Stock as of the Distribution Date,

                               "C"     is the Fair Market Value of a Sears
                                       common share as of the Distribution Date,

                               "E" is the Grantee's average per share basis, if any, in the Sears Restricted Stock being replaced, and

                               "F"     is the number of shares of Sears
                                       Restricted Stock being replaced.

                           (D) Each share of Replacement Restricted Stock shall
               be substantially the same terms and conditions other than the number of shares and the amount of the Grantee's basis therein) as, and shall not give the Grantee any benefits which he did not
               have,  under the corresponding   Sears Restricted  Stock,  except
               as otherwise provided by the Committee.

              (ii)  Additional Conditions for Restricted Stock.
                    ------------------------------------------

                           (A) The Committee may provide that any share of
               restricted Stock shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited or may make such other arrangements for the holding of shares of restricted stock as it deems appropriate.

                           (B) If a share of restricted  Stock is forfeited such
               share of restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company.

                           (C) Any  share  of  restricted  Stock  shall  bear an
               appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

         7.    Non-transferability.  Each Award  (other than  restricted  Stock)
               -------------------
granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable. Notwithstanding the foregoing, the Grantee may, to the extent provided in the Plan and in a manner specified by the Committee, (a) designate in writing a beneficiary to exercise his options after the Grantee's death, and (b) transfer an option, or stock appreciation right to a revocable, inter vivos trust as to which the Grantee is both the settlor and the trustee.

         8.    Exercise.
               --------

               Exercise of Replacement Options. Subject to Articles 4 and 6, (i)
               -------------------------------
each Replacement Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the grant date of the Sears Option it replaces, (ii) options shall not be exercisable for twelve months following a hardship distribution that is subject to Treasury Regulation ss. 1.401(k)-1(d)(2)(iv)(B)(4), (iii) each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option, (iv) the Option Price of any shares of Stock as to which an option shall be exercised shall be paid in full at the time of the exercise, and (v) payment may be made in either one or any combination of the following, as provided in the Award Agreement:

                    (I)  cash, or

                   (II) Stock that has been held for at least six months, valued at the Fair Market Value on the date of exercise.

         Shares of Stock acquired by a Grantee on exercise of an option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

         (b)   Exercise of Replacement  Stock  Appreciation  Rights.  Subject to
               ----------------------------------------------------
Articles 4(c)(vi) and 6, (i) each stock appreciation right shall be exercisable not earlier than the first anniversary of the grant date of the Sears stock appreciation right it replaces, to the extent the option with which it is identified, if any, may be exercised, (ii) replacement LSARs shall become fully exercisable upon the occurrence of a Change of Control and shall be exercisable for a period of sixty days thereafter, (iii) replacement SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of Replacement SARs, and (iv) unless otherwise provided in the applicable Award Agreement, the exercise of stock appreciation rights which are identified with shares subject to an option shall result in the cancellation or forfeiture of such option to the extent of such exercise.

         (c)   Special  Rules for Section 16 Grantees.  Subject to Article 6, no
               --------------------------------------
stock appreciation right or option shall be exercisable by a Section 16 Grantee during the first six months after its Grant Date, except as exempted from
Section 16(b) of the 1934 Act.

         (d)   Notification under Section 83(b). The Committee may, on the Grant
               --------------------------------
Date or any later date, prohibit a Grantee from making the election described below. If the Committee has not prohibited such Grantee from making such election, and the Grantee, in connection with the exercise of any option, or the grant of any share of restricted Stock, makes the election permitted under
Section 83(b) of the Internal Revenue Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Internal Revenue Code, such Grantee shall notify the Company of such election within 10 days of filing notice of such election.

         10.   Withholding Taxes.
               -----------------

           (a) Mandatory Withholding.
               ---------------------

             (i) Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of restricted Stock becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (A) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (B) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan or (C) any combination of the foregoing.

            (ii) If any election described in Article 9 is made, then the person making such election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

         (b)   Elective Share Withholding.
               --------------------------

             (i) To the extent provided under the terms of the Sears Option or Sears Restricted Stock Award which it replaces, and subject to the prior approval of the Committee and to Article 10(b)(ii) below, a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of restricted Stock's becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to

                  (A) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or

                  (B)   with  the  Committee's  prior  approval,   a  greater
               amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

            (ii) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

                  (A) any Grantee's election shall be subject to the Committee's right to revoke its approval of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so at the time of its approval;

                  (B)      if  the  Grantee  is  a  Section  16  Grantee,   such
               Grantee's election shall be subject to the disapproval of the Committee at any time, whether or not the Committee has reserved the right to do so; and

                  (C) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined.

         11.   Termination of Employment.
               -------------------------

          (a)  Restricted Stock.  Except as otherwise  provided by the Committee
               ----------------
on or after the Grant Date, a Grantee's shares of restricted Stock that are forfeitable shall be forfeited upon the Grantee's Termination of Employment.

          (b)  Other Awards.  Unless otherwise  provided in the Award Agreement,
               ------------
any unexercised option or stock appreciation right, to the extent exercisable on the date of the Grantee's Termination of Employment, may be exercised, in whole or in part, at any time within three months after the Grantee's Termination of Employment, except that

              (i) if the Grantee's Termination of Employment is caused by the death of the Grantee, or if the Grantee's death occurs during the period following Termination of Employment during which the option or stock appreciation right would be exercisable under the preceding
         clause  of  Article  11(b)  or  under  Article   11(b)(ii),   then  any
         unexercised option or stock appreciation rights, to the extent exercisable on the date of the Grantee's death, may be exercised, in whole or in part, at any time within two years after the Grantee's death by the Grantee's personal representative or by the person to whom the option or stock appreciation rights are transferred by will or the applicable laws of descent and distribution; and

              (ii) if the Grantee's Termination of Employment is on account of Retirement, then any unexercised option or stock appreciation rights, to the extent exercisable on the date of such Termination of Employment, may be exercised, in whole or in part, at any time within two years after such Termination of Employment.

         (c) The foregoing provisions of this Article 11 shall not extend the unexpired term of any Award.

         12.   Securities Law Matters.
               ----------------------

          (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

          (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise, nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or regulations or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

         13.   No  Funding  Required.  Benefits  payable  under  the Plan to any
               ---------------------
person shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under the Plan.

         14.   No Employment  Rights.  Neither the establishment of the Plan nor
               ---------------------
the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) alter in any manner the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

         15.   Rights as a  Stockholder.  A Grantee  shall not, by reason of any
               ------------------------
Award (other than restricted Stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such Stock has been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. Subject to
Article 6, the Committee may, in its discretion, at the time of grant of restricted Stock, permit or require the payment of cash dividends thereon to be reinvested in additional restricted Stock to the extent shares are available under Article 3, or otherwise reinvested in Stock. Stock dividends and deferred cash dividends with respect to restricted Stock shall be subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. Subject to Article 6, the Committee may, in its discretion, provide for crediting and payment of interest on deferred cash dividends.

         16.   Nature of  Payments.  Any and all grants,  payments  of cash,  or
               -------------------
deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

         17.   Non-Uniform Determinations.  The Committee and the Board may make
               --------------------------
nonuniform determinations under the Plan and may make determinations selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Article 11, of Terminations of Employment.

         18.   Adjustments.  Subject to Article 6, the Committee shall make
               -----------
                             equitable adjustment of

               (a) the aggregate numbers of shares of Stock available under Articles 3(a) and 3(b),

               (b) the number of shares of Stock, shares of restricted Stock or stock appreciation rights covered by an Award,

               (c)  the Option Price,

               (d) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of stock appreciation rights, and

               (e)  all other appropriate matters,

to reflect any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation or similar event of or by the Company.

         19.   Amendment  of the  Plan.  The  Board may from time to time in its
               -----------------------
discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act, (b) to permit the Company to deduct, in computing its income tax liability pursuant to the provisions of the Internal Revenue Code, compensation resulting from Awards, or (c) under the listing requirements of any national securities exchange on which are listed any of the Company's equity securities.

         20.   Termination  of the Plan.  The Plan shall  terminate on the tenth
               ------------------------
(10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

         21.   No Illegal Transactions. The Plan and all Awards granted pursuant
               -----------------------
to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

         22.   Controlling Law.  The law of the State of Delaware, except its
               ---------------
law with respect to choice of law, shall be controlling in all matters relating to the Plan.

         23.   Severability.  If all or any part of the Plan is  declared by any
               ------------
court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.